UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Amarin Corporation plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Amarin Corporation plc, a public limited company registered in England and Wales (the “Company”), adjourned its Annual General Meeting of Shareholders initially convened on Wednesday, June 21, 2023 at 9:00 a.m., local time until July 21, 2023 at 9:00 a.m., local time (the “Adjourned Annual General Meeting”) in order to solicit additional votes to seek to meet the minimum quorum requirements of the Nasdaq Stock Market. In connection with the Adjourned Annual General Meeting, the Company furnished the below Notice of Adjourned Annual General Meeting materials to the Company’s shareholders entitled to such notice beginning on or about June 26, 2023.

Iconic Offices, The Greenway, Block C Ardilaun Court

112-114 St Stephens Green, Dublin 2, Ireland

(Registered in England & Wales under Company No. 2353920)

NOTICE IS HEREBY GIVEN that the Adjourned Annual General Meeting of Shareholders of Amarin Corporation plc, a public limited company registered in England and Wales (the “Company”), will be reconvened at the Dublin offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, on July 21, 2023 at 9:00 a.m. local time for the purpose of considering and, if thought fit, passing the following resolutions, of which Resolutions 1 to 8 will be proposed as ordinary resolutions and Resolution 9 will be proposed as a special resolution:

1. To re-elect Mr. O’Connor as a director;

2. To re-elect Mr. DiPaolo as a director;

3. To re-elect Dr. Kostas as a director;

4. To hold an advisory (non-binding) vote to approve the compensation of the Company’s “named executive officers” as described in full in the “Executive Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure in the Proxy Statement;

5. To hold an advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation of the Company’s “named executive officers” (see Proposal A on the enclosed proxy card or instruction form);

6. To appoint Ernst & Young LLP as auditors of the Company to hold office until the conclusion of the next general meeting at which annual accounts are laid before the Company and to authorize the Audit Committee of the Board of Directors of the Company to agree the auditors’ remuneration as described in full in the Proxy Statement;

7. To adopt and approve the proposed amendment to the Company’s 2020 Stock Incentive Plan as described in the Proxy Statement;

8. To generally and unconditionally authorize the Board of Directors (the “Board”) of the Company to exercise all powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares of the Company up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares) as described in full in the Proxy Statement; and

9. To give power to the Board, subject to the passing of Resolution No. 8 and in accordance with Section 570 of the Companies Act 2006, to allot equity securities (as defined in Section 560 of the Companies Act) pursuant to the authority conferred upon them by Resolution No. 8, as if Section 561(1) of the Companies Act did not apply to any such allotment, provided that the power hereby conferred shall (a) be limited to the allotment of equity securities up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares); (b) expire on the 18-month anniversary of the date on which this resolution is passed (unless renewed, varied or revoked by the Company prior to or on that date), except that the Company may, before such expiration, make an offer or agreement which would, or might, require equity securities to be allotted after the expiration of such period and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the authority conferred by this resolution has expired; and (c) this power replaces all subsisting powers previously given to the Board for the purposes of Section 570, which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under any such power.

A shareholder entitled to attend the meeting is entitled to appoint another person as their proxy to exercise all or any of their rights to attend and to speak and vote at the meeting. A shareholder may appoint more than one proxy in relation to the meeting provided that each proxy is appointed to exercise rights attached to different shares. A proxy need not be a member of the Company. Shareholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. Any shareholders who have not yet voted and wish to do so, or who have submitted their proxy or otherwise voted and wish to change their vote should do so by the deadlines set out below. Instructions from holders of the Company’s American Depository Shares (“ADSs”) must be sent to Citibank, N.A. as the depositary of the ADSs so that the instructions are received by no later than 10:00 a.m. New York time on July 17, 2023. To be valid, the form of proxy provided to holders of ordinary shares must be signed and dated and lodged at the Company’s registrars as instructed on the form of proxy, so as to be received by 9:00 a.m. on July 19, 2023 (local time) at the offices of the Company’s registrars, Equiniti Limited of Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, England.

Enclosed form of proxy:

PROXY FORM

AMARIN CORPORATION PLC

For use at the Adjourned Annual General Meeting to be held at the Dublin offices of

Arthur Cox LLP, Ten Earlsfort

Terrace, Dublin 2, D02 T380, Ireland at 9:00 a.m. on July 21, 2023.

I/We

(Name in full block capitals please)

of

being (a) member(s) of Amarin Corporation plc (the “Company”) hereby appoint the Chairman of the meeting or (see note 6 below)

as my/our proxy to attend, speak and vote for me/us and on my/our behalf as identified by an “X” in the appropriate box below at the Adjourned Annual General Meeting of the Company to be held at 9:00 a.m. on July 21, 2023 and at any adjournment of the meeting. This form of proxy relates to the resolutions referred to below.

[I/We instruct my/our proxy to vote as follows:]

	Resolutions	For	Against	Abstain (see note 2)	Discretionary (see note 3)
1.	Ordinary resolution to re-elect Mr. O’Connor as a director.

2.	Ordinary resolution to re-elect Mr. DiPaolo as a director.

3.	Ordinary resolution to re-elect Dr. Kostas as a director.

4.	Ordinary resolution to hold an advisory (non-binding) vote to approve the compensation of the Company’s “named executive officers” as described in full in the “Executive Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure on pages 38 to 52 of the accompanying Proxy Statement.

5.*	Ordinary resolution to hold an advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation of the Company’s “named executive officers.” ***** NO LONGER VALID, SEE PROPOSAL A TO VOTE ON THIS PROPOSAL *****

6.	Ordinary resolution to appoint Ernst & Young LLP as auditors of the Company to hold office until the conclusion of the next general meeting at which annual accounts are laid before the Company and to authorize the Audit Committee of the Board of Directors of the Company to agree the auditors’ remuneration as described in full on pages 13 to 14 of the accompanying Proxy Statement.

7.	Ordinary resolution to adopt and approve the proposed amendment to the Company’s 2020 Stock Incentive Plan as described on pages 15 to 22 of the accompanying Proxy Statement.

8.	Ordinary Resolution to generally and unconditionally authorize the Board of Directors of the Company to exercise all powers of the Company to allot shares in the Company or grant rights to subscribe for or to convert any security into shares of the Company up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares) as described in full on pages 23 to 24 of the accompanying Proxy Statement.

9.	Special Resolution to, subject to the passing of Resolution No. 8, disapply statutory pre-emption rights otherwise applicable to shares in the Company allotted by the Board of Directors, up to an aggregate nominal amount of £125,000,000 (being the aggregate nominal amount of £110,000,000 in respect of ordinary shares and £15,000,000 in respect of preference shares) as described in full on pages 25 to 26 of the accompanying Proxy Statement.

	Resolutions	1 Year	2 Years	3 Years	Abstain (see note 2)	Discretionary (see note 3)
A.	Ordinary resolution (advisory, non-binding vote) on the frequency of future advisory votes to approve the compensation of the Company’s “named executive officers.”

Dated
Signature(s)

Notes:

1.

Please indicate with an “X” in the appropriate box how you wish the proxy to vote. In the absence of any indication, the proxy will exercise his/her discretion as to whether and how he/she votes. The proxy may also vote or abstain from voting as he/she thinks fit on any other business which may properly come before the meeting.

2.	If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution.

3.	If you mark the box “discretionary”, the proxy can vote as it chooses or can decide not to vote at all.

4.

The form of proxy should be signed and dated by the member or his attorney duly authorised in writing. If the appointer is a corporation this proxy should be under seal or under the hand of an officer or attorney duly authorised. Any alteration made to the form of proxy should be initialed.

5.

To be valid, this form of proxy, together with a duly signed and dated power of attorney or any other authority (if any) under which it is executed (or a notarially certified copy of such power of attorney or other authority) must be signed and dated and lodged at the Company’s registrars at the address below, so as to be received by 9:00 a.m. on July 19, 2023.

6.

A proxy need not be the Chairman of the meeting. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else to act as your proxy, you may strike out the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint to act as your proxy in the space provided. All amendments to this form must be initialed. If you sign and return this form with no name inserted in the space provided, the Chairman of the meeting will be deemed to be your proxy. A member may appoint more than one proxy in relation to the meeting provided that each proxy is appointed to exercise rights attached to different shares. A proxy need not be a member of the Company but must attend the meeting. Where someone other than the Chairman is appointed as a proxy, the member appointing him/her is responsible for ensuring that they attend the meeting and are aware of his/her voting intentions. If a member wishes his/her proxy to speak on his/her behalf at the meeting, he/she will need to appoint someone other than the Chairman and give his/her instructions directly to them.

7.

In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

8.

Completion and return of a form of proxy will not preclude a member from attending, speaking and voting at the meeting or any adjournment thereof in person. If a proxy is appointed and the member attends the meeting in person, the proxy appointment will automatically be terminated.

Address for lodgment of Proxies:

Equiniti

Aspect House

Spencer Road

Lancing

West Sussex

United Kingdom

BN99 6DA

Unless instructed otherwise or revoked as described in the Proxy Statement, proxies already received with a vote “FOR”, will be voted for “1 Year” as recommended by the Company. If a shareholder’s shares or ADSs are held in the name of a broker or nominee, such stockholder must follow the instructions of its broker or nominee to revoke a previously given proxy.